RIDGEWORTH FUNDS

Supplement dated June 28, 2017 to the

Summary Prospectus and Prospectus dated August 1, 2016 and the Statement of Additional Information

dated March 31, 2017, as each may be supplemented or revised

RidgeWorth Capital Innovations Global Resources and Infrastructure Fund

(the “Fund”)

The information in this supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus, and Statement of Additional Information.

The previously announced reorganization of the Fund, a series of RidgeWorth Funds, into a newly created series of Investment Managers Series Trust has been approved by shareholders of the Fund at a meeting held on June 28, 2017. Effective June 30, 2017, the Fund will reorganize into the Oak Ridge Global Resources & Infrastructure Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP – 183